This Letter of Transmittal is being used with respect to the 87/8% Senior Notes due 2008 (the "Outstanding Notes") of Sequa Corporation, a company organized under the laws of Delaware ("Sequa").

                          FORM OF LETTER OF TRANSMITTAL
                                       OF

                                SEQUA CORPORATION
                               TENDER FOR EXCHANGE

          PURSUANT TO THE PROSPECTUS OF SEQUA CORPORATION, DATED , 2001

--------------------------------------------------------------------------------

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

    If you desire to tender your Outstanding Notes in the Exchange Offer (as defined below), this Letter of Transmittal (this "Letter of Transmittal")
         should be completed, signed and submitted to the Exchange Agent
      (as defined below) at one of the following addresses or by facsimile:
                     The Bank of New York, as Exchange Agent

By Registered or Certified Mail:         By Facsimile:        Confirm by Telephone:  By Hand or Overnight Courier:
      The Bank of New York              (212) 815-6339           (212) 815-3738            Before 4:30 p.m.
     101 Barclay Street - 7E                                                             The Bank of New York
    New York, New York 10286                                                            101 Barclay Street - 7E
       Attn: Diane Amoroso                                                                Attn: Diane Amoroso
         Reorganization                                                                Reorganization Department
           Department

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
               FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS OTHER
              THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID
                                    DELIVERY.

     For any questions or additional information regarding this Letter of Transmittal, you may contact the Exchange Agent.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated , 2001 (the "Prospectus"), of Sequa, and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $200,000,000 aggregate principal amount of the Company's 87/8% Senior Notes Due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's Outstanding Notes, which have not been so registered.

     For each $1,000 principal amount of Outstanding Notes accepted for exchange, the registered holder of such Outstanding Notes (collectively with all other registered holders of Outstanding Notes, the "Holders") will receive $1,000 principal amount of Exchange Notes. Registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from April 2, 2001. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter of Transmittal is to be completed by a Holder of Outstanding Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the
        undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes and that neither the Holder of such Outstanding Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" herein, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown in the box herein entitled "Description of Outstanding Notes Delivered."

      THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF OUTSTANDING NOTES DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO
            HAVE TENDERED OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.


-------------------------------------------------------------------------------------------------------------------

                   DESCRIPTION OF OUTSTANDING NOTES DELIVERED
-------------------------------------------------------------------------------------------------------------------
------------------------------------------------ ------------------------- -------------------- -------------------
  Name(s) and Address of Registered Holder(s)                                   Aggregate        Principal Amount
          (Please fill-in, if blank)              Certificate Number(s)*    Principal Amount    Tendered (if less
                                                                             Represented by        than all)**
                                                                             Certificate(s)
------------------------------------------------ ------------------------- -------------------- -------------------
------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------
------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------
------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------
------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------
------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------
------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------
------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------
------------------------------------------------ ------------------------- -------------------- -------------------
                                                                  Totals:
------------------------------------------------ ------------------------- -------------------- -------------------


* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the listed certificates. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

/_/ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution
                                    --------------------------------------------

       Account Number                   Transaction Code Number
                      ---------------                           ----------------

/_/ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder
                              --------------------------------------------------

     Window Ticket Number (if any)
                                  ----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------

     Name of Institution Which Guaranteed Delivery
                                                  ------------------------------

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number                      Transaction Code Number
                    ------------------                           ---------------

/_/ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE FURNISHED.)

     Name
          ----------------------------------------------------------------------

     Address
            --------------------------------------------------------------------


--------------------------------------------------------     -----------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 3 and 4)                                  (See Instructions 3 and 4)

     To be completed ONLY if certificates for                     To be completed ONLY if certificates for
Outstanding Notes not exchanged and/or Exchange Notes        Outstanding Notes not exchanged and/or Exchange
are to be issued in the name of someone other than the       Notes are to be sent to someone other than the
person or persons whose signature(s) appear(s) on this       person or persons whose signature(s) appear(s) on
Letter of Transmittal below or if Outstanding Notes          this Letter of Transmittal below or to such person
delivered by book-entry transfer which are not               or persons at an address other than shown in the
accepted for exchange are to be returned by credit to        box entitled "Description of Outstanding Notes
an account maintained at the Book-Entry Transfer             Delivered" on this Letter of Transmittal above.
Facility other than the account indicated above.

Issue Exchange Notes and/or Outstanding Notes to:            Mail Exchange Notes and/or Outstanding Notes to:
Name:                                                        Name:
     ------------------------------------------------              ---------------------------------------------
                (Please Type or Print)                                      (Please Type or Print)

Address:                                                     Address:
        ---------------------------------------------                -------------------------------------------
                                            (Zip Code)                                               (Zip Code)

/_/ Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer
     Facility account set forth below.

-------------------------------------------------------
        (Book-Entry Transfer Facility Account)


--------------------------------------------------------     -----------------------------------------------------

--------------------------------------------------------------------------------

   IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY
   CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK
                       CITY TIME, ON THE EXPIRATION DATE.

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE

         (All Tendering Holders Must Complete This Letter of Transmittal
                    And The Accompanying Substitute Form W-9)

Dated:                          , 2001
        ------------------------

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
                (Signature(s) of Holders or Authorized Signatory)

Area Code and Telephone Number:
                               -------------------------------------------------

If a holder is tendering any Outstanding Notes, this letter must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:
           ---------------------------------------------------------------------

               SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guarantees by an Eligible Institution:
                                                   -----------------------------
                                                      (Authorized Signature)

--------------------------------------------------------------------------------
                                     (Title)

--------------------------------------------------------------------------------
                                 (Name and Firm)

Dated:                                       , 2001
        -------------------------------------



--------------------------------------------------------------------------------

                                  INSTRUCTIONS

  FORMING PART OF THE TERMS AND CONDITIONS OF OUR OFFER TO EXCHANGE THE 87/8 %
   SENIOR NOTES DUE 2008, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
             OF 1933, AS AMENDED, FOR ANY AND ALL OF OUR ISSUED AND
                    OUTSTANDING 87/8 % SENIOR NOTES DUE 2008


1.   DELIVERY OF THIS LETTER AND OUTSTANDING NOTES; GUARANTEED DELIVERY
     PROCEDURES.

     This Letter of Transmittal is to be completed by Holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
     TRANSFER).

     Tenders of Outstanding Notes will be accepted only in principal amounts of $1,000 or integral multiples of $1,000. If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes Delivered--Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 4. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the Holder or Holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH, AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS"

OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

6.   WAIVER OF CONDITIONS.

     The Company reserves the absolute right to amend or waive satisfaction of any or all conditions enumerated in the Prospectus.

7.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.   MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   WITHDRAWAL OF TENDERS.

     Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes), and (where certificates for Outstanding Notes have been transmitted) specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing Holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus at any time on or prior to the Expiration Date.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

                            IMPORTANT TAX INFORMATION


     Under current United States federal income tax law, a Holder of Exchange Notes is required to provide the Company (as payor) with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes. If a Holder of Exchange Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a Holder of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain Holders of Exchange Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective Holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the Holder of Exchange Notes or other payee. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective Holder is awaiting a TIN) and that (A) such prospective Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                         (SEE IMPORTANT TAX INFORMATION)

                       PAYOR'S NAME: THE BANK OF NEW YORK


--------------------------------------- ------------------------------------- -------------------------------------
SUBSTITUTE                              PART I--PLEASE PROVIDE YOUR TIN IN
Form W-9                                THE BOX AT RIGHT OR INDICATE THAT       TIN:
                                        YOU APPLIED FOR A TIN AND CERTIFY           -------------------------------
                                        BY SIGNING AND DATING BELOW.                     Social Security Number

                                                                                                   OR

                                                                                    -------------------------------
                                                                                    Employer Identification Number

                                                                                TIN Applied for /_/



                                        ---------------------------------------------------------------------------
Department of the Treasury              PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
Internal Revenue Service
                                        (1)    The number shown on this form is my correct Taxpayer
                                               Identification Number (or I am waiting for a number to be issued to me);
                                        (2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not
                                               been notified by the Internal Revenue Service (the "IRS") that
                                               I am subject to backup withholding as a result of a
                                               failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
                                               and
Payor's Request for Taxpayer            (3)    any other information provided on this form is true and correct.
Identification Number ("TIN")
and Certification                       Signature:                                 Date:
                                                   --------------------------

--------------------------------------- ---------------------------------------------------------------------------

     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF NEW NOTES TO BE ISSUED PURSUANT TO THE
      SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF THE NEW NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


----------------------------------  -------------------------------------------
        Signature                                   Date


--------------------------------------------------------------------------------

                                                                    EXHIBIT 99.2


                      FORM OF NOTICE OF GUARANTEED DELIVERY

                                SEQUA CORPORATION

               OFFER TO EXCHANGE ITS 87/8% SENIOR NOTES DUE 2008,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                       FOR ANY AND ALL OF ITS ISSUED AND
                     OUTSTANDING 87/8% SENIOR NOTES DUE 2008

                    PURSUANT TO THE PROSPECTUS, DATED , 2001

--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

     As set forth in the Prospectus dated , 2001 (the "Prospectus") under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 87/8% Senior Notes due 2008 (the "Outstanding Notes") of Sequa Corporation, a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus. The Exchange Agent is

                              THE BANK OF NEW YORK


  By Registered or Certified Mail:       By Hand or Overnight Courier:      By Hand or Overnight Courier in New
                                                                                            York
        The Bank of New York                    Before 4:30 p.m.                      Before 4:30 p.m.
       101 Barclay Street - 7E                The Bank of New York                  The Bank of New York
      New York, New York 10286               101 Barclay Street - 7E               101 Barclay Street - 7E
         Attn: Diane Amoroso                   Attn: Diane Amoroso                   Attn: Diane Amoroso
      Reorganization Department             Reorganization Department             Reorganization Department



                                  By Facsimile:

                                 (212) 815-6339

                              Confirm by Telephone:
                                 (212) 815-3738

          Delivery of this instrument to an address or transmission via facsimile number other than the ones above will not
                          constitute a valid delivery.

          This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Sequa Corporation, a Delaware corporation (the "Company"), $__________ principal amount of Outstanding Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

        Certificate Numbers of Outstanding Notes                                  Principal Amount Tendered

---------------------------------------------------------- --------------------------------------------------------

---------------------------------------------------------- --------------------------------------------------------

---------------------------------------------------------- --------------------------------------------------------

---------------------------------------------------------- --------------------------------------------------------

     If Outstanding Notes will be tendered by book-entry transfer to the Depositary Trust Company, provide account number.

                                 Account No.
                                            ------------------------------------

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and The Bank of New York, as Trustee with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                    SIGN HERE
 -----------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signatory
 -----------------------------------------------------------------------------
                         Name(s) of Registered Holder(s)
                             (Please Type or Print)
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                     Address
 -----------------------------------------------------------------------------
                                    Zip Code
 -----------------------------------------------------------------------------
                         Area code and Telephone Number
 -----------------------------------------------------------------------------
                                  Dated: , 2001
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)


           The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.



     -----------------------------------      ----------------------------------
           Name of Firm                                 Title


     -----------------------------------      ----------------------------------
         Authorized Signature                    Name (Please Type or Print)


     -----------------------------------      ----------------------------------
             Address                          Dated:                    , 2001
                                                    --------------------

     -----------------------------------
      Area Code and Telephone Number

--------------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.